                             Yield Table - Bond BBB

                          mpriest:WAMU03AR1LOSSANN; BBB
                              Settle as of 01/28/03

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                       Collateral Summary                                             Bond Summary
--------------------------------------------------------------------------------------------------------------------
                  Type:   LOAN 4.56      Historical:               Fixed Coupon:   4.561

               AM Type:   ARM               1 Month:   N/A   N/A       Orig Bal:   8,000,000

                   WAC:   5.311             3 Month:   N/A   N/A       Orig Not:   12,983,000

                   WAM:   360               6 Month:   N/A   N/A         Factor:   1.0000000

                  WALA:   0                12 Month:   N/A   N/A    Factor Date:   01/25/03     Next Pmt:   02/25/03

       MTR/L Cap/Floor:   59/5.01/2.75         Life:   N/A   N/A          Delay:   24              Cusip:   NR

Idx/P Cap/Floor/Margin:   CMT_1Y/100.00/5.00/2.75
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

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                    25.00 CPR                    25.00 CPR                     30.00 CPR                    30.00 CPR
                  % CURR.BAL/ANN:              % CURR.BAL/ANN:               % CURR.BAL/ANN:              % CURR.BAL/ANN:
                    0.00-0.05                    0.00-0.12                     0.00-0.05                    0.00-0.14
            Recovery (Lag): 75.00% (0)   Recovery (Lag): 75.00% (0)   Recovery (Lag): 75.00% (0)   Recovery (Lag): 75.00% (0)
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   Price                                                          Yield
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
  98.85938             4.823                        4.821                        4.836                        4.836

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Average Life           4.31                         4.35                         4.05                         4.05
  First Pay          02/25/03                     02/25/03                     02/25/03                     02/25/03
  Last Pay           12/25/07                     12/25/07                     12/25/07                     12/25/07
  Duration             3.82                         3.85                         3.60                         3.60
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

---------------------------------------------------------
Tsy BM   3Mo      6Mo      2YR      5YR     10YR     30YR
---------------------------------------------------------
 Yield         1.8830   3.1303   4.3264   5.0679   5.6602

Coupon                  3.2500   4.3750   4.8750   5.3750
---------------------------------------------------------

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Lib BM      1Yr      2Yr      3Yr      4Yr      5Yr      7Yr     10Yr     12Yr     15Yr     20Yr     30Yr
---------------------------------------------------------------------------------------------------------
 Yield   2.5538   3.5628   4.1390   4.5252   4.8089   5.2330   5.6079   5.8392   6.1126   1.0482   6.1802
---------------------------------------------------------------------------------------------------------

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The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual
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to the adequacy of this information for your purposes. As a condition for
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